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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 27, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
              DATED AS OF MARCH 1, 2001, PROVIDING FOR THE ISSUANCE
     OF UNION PLANTERS MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-UP1)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                    333-84249                13-3439681
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                               10013
------------------                                               -----
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5635
                                                     --------------


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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On March 28, 2001, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Union Planters Mortgage Pass-Through Certificates, Series 2001-UP1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Union Planters PMAC, Inc. as master servicer ("Union Planters") and Wells Fargo Bank Minnesota, National Association as trustee. The Certificates consist of twenty classes of certificates (collectively, the "Certificates"), designated as the "Class AF-1 Certificates," the "Class AF-2 Certificates," "Class AV-1 Certificates," the "Class AV-2 Certificates," the "Class PO Certificates," the "Class IO Certificates," the "Class BF-1 Certificates," the "Class BF-2 Certificates," the "Class BF-3 Certificates," the "Class BF-4 Certificates," the "Class BF-5 Certificates," the "Class BF-6 Certificates," the "Class BV-1 Certificates," the "Class BV-2 Certificates," the "Class BV-3 Certificates," the "Class BV-4 Certificates," the "Class BV-5 Certificates," the "Class BV-6 Certificates," the "Class R-I Certificates" and the "Class R-II Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed-rate and adjustable-rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $386,706,042.82 as of March 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 26, 2001, between Union Planters Bank, National Association and the Depositor. The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AV-1 Certificates and the Class AV-2 Certificates (together, the "Underwritten Certificates") were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated March 26, 2001, between the Depositor and the Underwriter.

                  The Underwritten Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 26, 2001, and the Prospectus, dated November 21, 2000, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class PO Certificates, the Class IO Certificates, the Class BF-1 Certificates, the Class BF-2 Certificates, the Class BF-3 Certificates, the Class BF-4 Certificates, the Class BF-5 Certificates, the Class BF-6 Certificates, the Class BV-1 Certificates, the Class BV-2 Certificates, the Class BV-3 Certificates, the Class BV-4 Certificates, the Class BV-5 Certificates, the Class BV-6 Certificates, the Class R-I Certificates and the Class R-II Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -3-



                             Initial Certificate Principal
Class                       Balance or Percentage Interest    Pass-Through Rate
-----                       ------------------------------    -----------------
AF-1                                $  79,642,448.00             7.000%
AF-2                                $  13,497,833.00             7.000%
AV-1                                $ 219,510,286.00            Variable
AV-2                                $  56,117,650.00            Variable
PO                                  $   2,002,609.00              0.00%
IO                                  $  97,332,880.00(1)         Variable
BF-1                                $   1,216,661.00             7.000%
BF-2                                $     340,665.08             7.000%
BF-3                                $     194,665.76             7.000%
BF-4                                $     194,665.76             7.000%
BF-5                                $      97,332.88             7.000%
BF-6                                $     145,999.32             7.000%
BV-1                                $   5,932,149.80            Variable
BV-2                                $   2,604,358.45            Variable
BV-3                                $   1,591,552.39            Variable
BV-4                                $   1,736,238.97            Variable
BV-5                                $     868,119.48            Variable
BV-6                                $   1,012,806.06            Variable
R-I                                           100.00%             N/A
R-II                                          100.00%             N/A

-----------------
(1) Initial Notional Amount




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                                       -4-



Item 7.  Financial Statements and Exhibits
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           (a)      Not applicable

           (b)      Not applicable

           (c)      Exhibits


         Exhibit No.                                   Description
         -----------                                   -----------

             4.1 Pooling and Servicing Agreement,, dated as of March 1, 2001, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Union Planters PMAC, Inc. as master servicer and Wells Fargo Bank Minnesota, National Association as trustee relating to the Series 2001-UP1 Certificates.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 27, 2001

                                      SALOMON BROTHERS MORTGAGE
                                      SECURITIES VII, INC.



                                      By:    /s/ Matthew R. Bollo
                                             ------------------------
                                      Name:  Matthew R. Bollo
                                      Title: Assistant Vice President






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                                Index to Exhibits



       Exhibit No.                              Description
       -----------                              -----------
           4.1 Pooling and Servicing Agreement,, dated as of March 1, 2001, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Union Planters PMAC, Inc. as master servicer and Wells Fargo Bank Minnesota, National Association as trustee relating to the Series 2001-UP1 Certificates.